SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 3, 2002

(Date of Report)

FISHER COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-22439	91-0222175
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185

(Address of Principal Executive Offices, including Zip Code)

(206) 404-7000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

On July 3, 2002 Fisher Communications, Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors has voted to suspend payment of the Company’s quarterly dividend. A copy of that press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits

99.1    Press release dated July 3, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

	By:	/S/ DAVID HILLARD
Dated: July 3, 2002	David Hillard Senior Vice President Chief Financial Officer

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Exhibit Index

99.1    Press release dated July 3, 2002